INVESCO VARIABLE INVESTMENT FUNDS, INC.
                            INVESCO VIF - Realty Fund

                   Supplement to Prospectus Dated May 1, 1999


The section of the Prospectus entitled "Fund Management" is hereby amended to delete the third sentence of the first paragraph.

The section of the Prospectus  entitled  "Fund  Management" is hereby amended to
(1) delete the second paragraph in its entirety and (2) substitute the following in its place:

      INVESCO and IDI are subsidiaries of AMVESCAP PLC.

The section of the Prospectus entitled "Portfolio Managers" is hereby amended to
(1) delete the paragraph within the section and (2) substitute the following in its place:

      The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

      Sean Katof, a portfolio manager of INVESCO, is the portfolio manager of the Fund. Sean joined INVESCO in 1994. He holds an M.S. in Finance and a B.S. in Business Administration from the University of Colorado in Boulder.

      Sean is a member of the INVESCO Equity Income Team which is led by Charlie Mayer.

The date of this Supplement is January 27, 2000.

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                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

     Supplement to Statement of Additional Information Dated October 8, 1999

Effective immediately, INVESCO Realty Advisors, Inc. is no longer the sub-advisor for INVESCO VIF - Realty Fund. INVESCO Funds Group, Inc., as investment adviser, will take over day-to-day management of the Fund. Consequently, the section of the Statement of Additional Information entitled "Management of the Funds - The Sub-Advisory Agreement" is amended to delete all reference to INVESCO Realty Fund and INVESCO Realty Advisors, Inc.

The date of this Supplement is January 27, 2000.